     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 12, 1999.

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         THE GOLDMAN SACHS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                  6211                                 13-4019460
    (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                  (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)            CLASSIFICATION CODE NUMBER)               IDENTIFICATION NUMBER)

                                85 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (212) 902-1000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 ROBERT J. KATZ
                                GREGORY K. PALM
                              GOLDMAN, SACHS & CO.
                            NEW YORK, NEW YORK 10004
                                 (212) 902-1000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                 RICARDO A. MESTRES, JR.                                         ALAN L. BELLER
                       JOHN P. MEAD                                          CHRISTOPHER E. AUSTIN
                      DAVID B. HARMS                                         CHRISTOPHER J. WALTON
                   ROBERT W. REEDER III                                CLEARY, GOTTLIEB, STEEN & HAMILTON
                     125 BROAD STREET                                          ONE LIBERTY PLAZA
                 NEW YORK, NEW YORK 10004                                   NEW YORK, NEW YORK 10006
                      (212) 558-4000                                             (212) 225-2000

                            ------------------------

 APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration for the same offering. [X] 333-75213

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If the delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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
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            TITLE OF EACH                                       PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
         CLASS OF SECURITIES               AMOUNT TO BE             OFFERING          AGGREGATE OFFERING        REGISTRATION
          TO BE REGISTERED                REGISTERED(1)        PRICE PER UNIT(2)           PRICE(2)                 FEE
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
    % Notes due 2009.................      $300,000,000               100%               $300,000,000             $83,400
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(1) A portion of the notes to be registered represents notes that may be offered outside the United States but that may be resold from time to time into the
    United States. Those notes are not being registered for the purpose of sales outside the United States. The registration statement also covers an undeterminable amount of the notes that may be reoffered and resold on an ongoing basis after the initial sale, in market-making transactions by affiliates of the registrant.

(2) Estimated solely for purposes of determining the registration fee.

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

                                EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933 ("Rule 462(b)") and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel and certain consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (No. 333-75213) of The Goldman Sachs Group, Inc. (the "Company"), including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of an additional $300,000,000 aggregate principal amount of the Company's ___ % Notes due 2009 for sale in the offering referred to in the Initial Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York on the 12th day of May, 1999.

                                          THE GOLDMAN SACHS GROUP, INC.

                                          By: /s/ GREGORY K. PALM

                                            ------------------------------------
                                            Name: Gregory K. Palm
                                            Title: General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 12th day of May, 1999.

                         TITLE                                             SIGNATURE
                         -----                                             ---------

Director, Chairman of the Board and Chief
  Executive Officer (Principal Executive Officer)                              *
                                                          --------------------------------------------
                                                                     Henry M. Paulson, Jr.

Director and Vice Chairman                                                     *
                                                          --------------------------------------------
                                                                        Robert J. Hurst

Director, President and Co-Chief Operating
  Officer                                                                      *
                                                          --------------------------------------------
                                                                         John A. Thain

Director, President and Co-Chief Operating
  Officer                                                                      *
                                                          --------------------------------------------
                                                                        John L. Thornton

Director
                                                          --------------------------------------------
                                                                        Sir John Browne

Director
                                                          --------------------------------------------
                                                                        James A. Johnson

Director
                                                          --------------------------------------------
                                                                        John L. Weinberg

Chief Financial Officer
  (Principal Financial Officer)                                                *
                                                          --------------------------------------------
                                                                        David A. Viniar

Principal Accounting Officer                                                   *
                                                          --------------------------------------------
                                                                         Sarah G. Smith

*By: /s/ GREGORY K. PALM

     --------------------------------------------------------
     Name: Gregory K. Palm
     Attorney-in-Fact

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

                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 5.1      Opinion of Sullivan & Cromwell, counsel to The Goldman Sachs
          Group, Inc., as to the validity of the Notes.
 8.1      Opinion of Sullivan & Cromwell, counsel to The Goldman Sachs
          Group, Inc., re tax matters.
15.1      Letter re Unaudited Interim Financial Information.
23.1      Consent of PricewaterhouseCoopers LLP.
23.2      Consent of Counsel (included in Exhibits 5.1 and 8.1).
23.3      Consent of Securities Data Company.
24.1      Powers of Attorney.*

---------------
* Incorporated herein by reference to the corresponding exhibit to the registrant's registration statement on Form S-1 (No. 333-75213).

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